UNITED STATES SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Pittsburgh & West Virginia Railroad
Name of the Registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Pittsburgh & West Virginia Railroad
55 Edison Avenue, West Babylon, NY 11704
212-750-0373 | www.pwreit.com

Supplement to Proxy Solicitation Statement

Explanatory Note

On April 29, 2011, we filed with the Securities and Exchange Commission (the “SEC”) our definitive proxy statement describing the matters to be voted upon at our annual meeting of shareholders to be held on May 26, 2011. This supplement to our definitive proxy statement adds to our definitive proxy statement and should be read in conjunction with it.  The Trust is aware that Mr. Paul M. Dorsey, a shareholder holding 1,000 common shares of beneficial interest, no par value, filed a preliminary proxy statement on May 11, 2011, proposing to contest the election of the Trust’s nominees for the Board of Trustees of the Trust.  You may access the Trust’s filings as well as Mr. Dorsey’s preliminary proxy statement through the website maintained by the SEC at http://www.sec.gov/.

Item 4. Persons Making the Solicitation

Section 4(b)

In light of Mr. Dorsey’s filing and his reported engagement of a proxy solicitation firm, the Trust is currently considering whether to engage a proxy solicitation firm to solicit votes on its behalf, and is evaluating the services of several proxy solicitation firms, but as of the filing date of this supplement has not hired, and may not hire, any such proxy solicitation firm.  If the Trust decides to hire a proxy solicitation firm, the Trust estimates the total expense it would incur could be up to or greater than $75,000, not including out-of-pocket expenses, such as postage, mailing and other related expenses.  Going forward, the Trust will supplement the foregoing disclosure to the extent required under applicable rules.

Item 5. Interest of Certain Persons in Matters to Be Acted Upon

Section 5(b)

As disclosed in its definitive proxy statement, the Trust has nominated the following nominees to serve as trustees until the next annual shareholders meeting in 2012:  David H. Lesser, Virgil E. Wenger, Patrick R. Haynes and William S. Susman (collectively, the “Nominees”).  Biographies of the Nominees are included in our definitive proxy statement.  The Nominees have the following interests in the outcome of the election of trustees:

-	Each trustee receives a quarterly fee from the Trust of $600.00. Each Nominee that is elected as a trustee would be entitled to receive the quarterly trustee fee.

-	Other than the quarterly fee disclosed above, there is no other remuneration currently paid by the Trust to any of the Nominees in any capacity.

-
There are no agreements or understandings between us and any Nominee or other person concerning any type of compensation relating to any disposition of the Trust or all or substantially all of the Trust’s assets.

-
As of March 31, 2011, the Nominees as a group held 123,032 common shares or 7.58% of the outstanding common shares of the Trust and each Nominee has an economic interest to the extent of his holdings in the financial health and performance of the Trust. The beneficial and other ownership of each of the Nominees at March 31, 2011 was previously disclosed in the Trust’s definitive proxy statement and is restated below:

	Owned at March 31, 2011
Name of Holder	# of Shares	% Outstanding

David H. Lesser (i) (ii)(iii)	120,995	7.45%

Virgil E. Wenger	1,000	0.06%

Patrick R. Haynes, III	1,037	0.06%

William S. Susman	0	0.00%
Total Nominees (i)(ii)(iii)	123,032	7.57%

(i) David H. Lesser has beneficial ownership of 120,995 common shares as follows: (a) 1,075 directly; (b) 85,210 indirectly through Hudson Bay Partners, LP, a wholly-owned affiliate of Mr.
Lesser; and (c) 34,710 indirectly through HBP PW, LLC, an affiliate managed by Mr. Lesser.

(ii) In addition to the shareholdings disclosed above, the MEL Generation Skipping Trust, a trust set up for the children of David H. Lesser, (the "MEL Trust") owns 10,383 common shares of the Trust.  David H. Lesser disclaims any beneficial, or pecuniary or residual interest in the common shares owned by the MEL Trust, does not serve as Trustee and does not have the power to revoke the MEL Trust.

(iii) From March 31, 2011 through the filing date of this supplement, HBP PW, LLC, an affiliate of Mr. Lesser, acquired beneficial ownership of 5,050 common shares and has beneficial ownership, as of the filing date of this supplement, of 126,045 common shares.

David H. Lesser was elected a trustee at the May 14, 2009 annual meeting.  At the time of the election, Mr. Lesser owned 1,000 common shares directly, and 21,825 common shares indirectly through his wholly-owned affiliate, Hudson Bay Partners, LP (“Hudson Bay”).  In 2010, Mr. Lesser, through Hudson Bay, acquired an additional 24,153 common shares. In 2011, Mr. Lesser, through Hudson Bay and his managed affiliate, HBP PW, LLC (collectively, David H. Lesser, Hudson Bay and HBP PW, LLC, “DHL”), acquired an additional 74,017 common shares through the record date of the 2011 annual meeting.  DHL acquired an additional 5,050 common shares from the record date of the 2011 annual meeting through the filing date of this supplement.  Mr. Virgil E. Wenger acquired 800 common shares in 2011.  Mr. Patrick R. Haynes, III acquired 537 common shares in 2011. Other than as disclosed above, none of the Nominees have acquired or disposed of any of the Trust’s common shares during the past two years.

There have been no transactions, since the beginning of the Trust's last fiscal year, and there are no currently proposed transactions, in which the Trust was, or is, to be a participant, the amount involved exceeds $120,000 and any of the Nominees had, or will have, a direct or indirect material interest.

None of the Nominees has any arrangement or understanding with any person with respect to any future employment by the Trust or any Trust affiliate or with respect to any future transactions to which the Trust or any Trust affiliate will or may be a party.

None of the Nominees is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Written communications to any of the Nominees or their affiliates may be sent to such Nominee or affiliate, c/o Pittsburgh & West Virginia Railroad, 55 Edison Avenue, West Babylon, NY 11704.

The information in this supplement is intended to add to the information in, and to be read in conjunction with, our definitive proxy statement.  To the extent any information in this supplement revises information in our definitive proxy statement, such information in our definitive proxy statement is thereby superseded.

This supplement, our definitive proxy statement, our form of proxy card sent or given to our shareholders and our 2010 annual report on Form 10-K are available from the SEC website at http://www.sec.gov/.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date, Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

PITTSBURGH & WEST VIRGINIA RAILROAD 55 Edison Avenue West Babylon, NY 11704
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company In mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Trustees Recommends you vote FOR Proposals 1 and 2	For All 	Withhold All 	For All Except 	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.	┐

1. Election of Trustees Nominees
01. David H. Lesser	02. Virgil E. Wenger	03. Patrick R. Haynes, III	04. William S. Susman

			For	Against	Abstain
2. Ratification of Appointment of Gibbons & Kawash, A.C., the Trust’s independent public accounting firm					

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date